CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference into the Prospectus and Statement of Additional Information in the accompanying Post-Effective Amendment to the Registration Statement on Form N-1A of the Day Hagan Tactical Allocation Fund of ETFs, a series of shares of beneficial interest of Mutual Fund Series Trust (formerly Catalyst Funds), of our report dated August 29, 2011 on the financial statements and financial highlights included in the June 30, 2011 Annual Report to the Shareholders of the above referenced fund.

We further consent to the references to our firm under the heading “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ BBD, LLP

Philadelphia, Pennsylvania

October 28, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference into the Prospectus and Statement of Additional Information in the accompanying Post-Effective Amendment to the Registration Statement on Form N-1A of the Eventide Gilead Fund, a series of shares of beneficial interest of Mutual Fund Series Trust (formerly Catalyst Funds), of our report dated August 29, 2011 on the financial statements and financial highlights included in the June 30, 2011 Annual Report to the Shareholders of the above referenced fund.

We further consent to the references to our firm under the heading “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ BBD, LLP

Philadelphia, Pennsylvania

October 28, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference into the Prospectus and Statement of Additional Information in the accompanying Post-Effective Amendment to the Registration Statement on Form N-1A of the Listed Private Equity Plus Fund, a series of shares of beneficial interest of Mutual Fund Series Trust (formerly Catalyst Funds), of our report dated August 29, 2011 on the financial statements and financial highlights included in the June 30, 2011 Annual Report to the Shareholders of the above referenced fund.

We further consent to the references to our firm under the heading “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ BBD, LLP

Philadelphia, Pennsylvania

October 28, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference into the Prospectus and Statement of Additional Information in the accompanying Post-Effective Amendment to the Registration Statement on Form N-1A of the SMH Representation Trust, a series of shares of beneficial interest of Mutual Fund Series Trust (formerly Catalyst Funds), of our report dated August 29, 2011 on the financial statements and financial highlights included in the June 30, 2011 Annual Report to the Shareholders of the above referenced fund.

We further consent to the references to our firm under the heading “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ BBD, LLP

Philadelphia, Pennsylvania

October 28, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference into the Prospectus and Statement of Additional Information in the accompanying Post-Effective Amendment to the Registration Statement on Form N-1A of the America First Defensive Growth Fund, America First Income Trends Fund, America First Absolute Return Fund and America First Quantitative Strategies Fund, each a series of shares of beneficial interest of Mutual Fund Series Trust (formerly Catalyst Funds), of our report dated August 29, 2011 on the financial statements and financial highlights included in the June 30, 2011 Annual Report to the Shareholders of the above referenced funds.

We further consent to the references to our firm under the heading “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ BBD, LLP

Philadelphia, Pennsylvania

October 28, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference into the Prospectus and Statement of Additional Information in the accompanying Post-Effective Amendment to the Registration Statement on Form N-1A of the Catalyst Value Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst/Groesbeck Growth of Income Fund, and Catalyst Strategic Value Fund, each a series of shares of beneficial interest of Mutual Fund Series Trust (formerly Catalyst Funds), of our report dated August 29, 2011 on the financial statements and financial highlights included in the June 30, 2011 Annual Report to the Shareholders of the above referenced funds.

We further consent to the references to our firm under the heading “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ BBD, LLP

Philadelphia, Pennsylvania

October 28, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the Mutual Fund Series Trust (formerly Catalyst Funds). Such reference is included in the Statement of Additional Information of Catalyst Large Cap Value Fund, Catalyst International Value Fund, Catalyst/MAP Global Total Return Income Fund and Catalyst/MAP Global Capital Appreciation Fund under “Independent Registered Public Accounting Firm”.

/s/ BBD, LLP

Philadelphia, Pennsylvania

October 28, 2011